Exhibit 10.1
Execution Version
SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May 4, 2021 by and among NeoGenomics, Inc., a Nevada corporation (the “Company”), and the several Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).
RECITALS
A. The Company and the Investors are executing and delivering this Agreement in connection with the Share Purchase Agreement Relating to the Sale and Purchase of the Entire Issued Share Capital of Inivata Limited, to be entered into concurrently herewith among the Company, Inivata Limited and other parties thereto (the “Transaction Agreement”), and pursuant to which the Company will purchase the entire issued share capital of Inivata Limited (the “Transaction”);
B. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the 1933 Act (as defined below), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the SEC (as defined below) under the 1933 Act;
C. Each Investor wishes to purchase from the Company, and the Company wishes to sell and issue to such Investor, upon the terms and subject to the conditions stated in this Agreement, shares (the “Securities”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) in the amount set forth opposite the name of such Investor on Exhibit A attached hereto (for a total of 4,444,445 shares of Common Stock to be issued and sold by the Company to the several Investors); and
D. Contemporaneously with the sale of the Securities, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Securities under the 1933 Act and applicable state securities laws.
In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with such Person.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Closing” has the meaning set forth in Section 3.1.
“Closing Date” has the meaning set forth in Section 3.1.
“Closing Securities” means the Securities sold at Closing.
“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any Person listed in the first paragraph of Rule 506(d)(1).
“Intellectual Property” has the meaning set forth in Section 4.16.
“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company.
“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Disqualification Event” has the meaning set forth in Section 4.38.
“Environmental Laws” has the meaning set forth in Section 4.22.
“Exchange Transaction” has the meaning set forth in Section 9.1.
“GAAP” has the meaning set forth in Section 4.3.
“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
“Investor Questionnaire” has the meaning set forth in Section 5.8.
“Material Adverse Effect” means a material adverse effect, individually or in the aggregate, on (i) the condition, financial or otherwise, or on the earnings, stockholders’ equity, results of operations, business affairs or business prospects, or on the assets, liabilities or properties of the Company and its Subsidiaries considered as one enterprise and including the combined enterprise after giving effect to the Transaction, whether or not arising in the ordinary course of business, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents, except that for purposes of Section 6.1(i) of this Agreement, in no event shall a change in the market price of the Common Stock alone constitute a “Material Adverse Effect”.
“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound that has been filed or was required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.
“Nasdaq” means the Nasdaq Capital Market.
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“Placement Agent” means Cowen and Company, LLC.
“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Capital Market.
“Prior Registration Rights Agreements” means collectively, that certain Amended and Restated Registration Rights Agreement, dated March 23, 2005, by and among the Company and the other parties thereto and that certain Registration Rights Agreement, dated March 30, 2006, by and among the Company and the other parties thereto.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.
“Regulation D” has the meaning set forth in the recitals to this Agreement.
“Required Investors” has the meaning set forth in the Registration Rights Agreement.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Filings” has the meaning set forth in Section 4.33.
“Securities” has the meaning set forth in the recitals to this Agreement.
“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.
“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
“Transaction” has the meaning set forth in the recitals to this Agreement.
“Transfer Agent” has the meaning set forth in Section 7.2(a).
“Transaction Agreement” has the meaning set forth in the recitals to this Agreement.
“Transaction Documents” means this Agreement and the Registration Rights Agreement.
“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
2.Purchase and Sale of the Securities. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and each Investor will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares” on Exhibit A attached hereto. The purchase price per Share shall be $45.00.
3.Closing.
3.1    Upon the satisfaction of the conditions set forth in Section 6, the completion of the purchase and sale of the Closing Securities (the “Closing”) shall occur remotely via exchange of documents and signatures on the date of, and substantially concurrently with and conditioned upon the consummation of, the Transaction (the “Closing Date”). The Company shall provide written notice to the Investors not less than three Business Days prior to the

Closing Date of the anticipated Closing Date (the “Closing Notice”), which date shall in no event earlier than the second Business Day after the date hereof.
3.2    On the Closing Date, each Investor shall deliver or cause to be delivered to the Company, via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company on or prior to the Closing Date, an amount equal to the purchase price to be paid by the Investor for the Closing Securities to be acquired by it as set forth opposite the name of such Investor under the heading “Aggregate Purchase Price of Shares” on Exhibit A attached hereto (the “Purchase Price”).
3.3    At the Closing, the Company shall deliver or cause to be delivered to each Investor a number of Shares, registered in the name of the Investor (or its nominee in accordance with its delivery instructions), equal to the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares” on Exhibit A attached hereto. The Securities shall be delivered via a book-entry record through the Transfer Agent. At Closing, settlement shall occur on a “delivery versus payment” basis. If the Closing has not been consummated within two Business Days after the Closing Date specified in the Closing Notice, unless otherwise instructed by the Company and such Investor, then the Company shall promptly (but not later than two Business Days after the anticipated Closing Date specified in the Closing Notice) return the Purchase Price to such Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by such Investor, and any book entries or share certificates shall be deemed cancelled.
4.Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as described in the Company’s SEC Filings, which qualify these representations and warranties in their entirety, as of the date hereof and as of the Closing Date:
4.1    Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted and to enter into and perform its obligations under the Transaction Documents; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.
4.2    Good Standing of the Company’s Subsidiaries. Each subsidiary of the Company (collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as now conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. Companies listed on Schedule A are the only subsidiaries of the Company.
4.3    Financial Statements; Non-GAAP Financial Measures. The financial statements included or incorporated by reference in the SEC Filings, together with the related schedules and notes, comply as to form in all material respects with Regulation S-X promulgated under the 1933 Act and present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries (as defined above) at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except, in the case of unaudited, interim financial statements, subject to normal year-end adjustments. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein.

Except as included therein, no other historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the SEC Filings under the 1933 Act. All disclosures contained in the SEC Filings regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act, and Item 10 of Regulation S-K, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the SEC Filings fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. There is no transaction, arrangement or other relationship between the Company or any Subsidiary, on the one hand, and any unconsolidated or other off-balance sheet entity, on the other hand, that is required to be disclosed by the Company in the SEC Filings and is not so disclosed.
4.4    Compliance with the Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
4.5    Use of Proceeds. The net proceeds of the sale of the Closing Securities hereunder shall be used by the Company to consummate the Transaction.
4.6    No Material Adverse Change in Business. Since December 31, 2020, except as identified and described in the SEC Filings filed at least one Trading Day prior to the date hereof, (A) there has been no Material Adverse Effect and no occurrence or development that would reasonably be expected to result in a Material Adverse Effect, (B) there have been no transactions entered into by the Company or its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, (C) neither the Company nor any Subsidiary has incurred, assumed or otherwise become subject to any material liabilities or obligations, whether direct or contingent and (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
4.7    Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in its most recent SEC Filing containing such disclosure. The outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except for the Registration Rights Agreement and the Prior Registration Rights Agreements, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as provided in the Registration Rights Agreement, and except as provided in the Prior Registration Rights Agreements or that certain Subscription Agreement, dated as of March 16, 2009, among the Company and certain investors signatory thereto, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.
4.8    Authorization of Transaction Documents. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The Transaction Documents have been duly executed by the Company and, when delivered, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and or other similar laws of general applicability relating to or affecting creditors’ rights generally, and by general principles of equity.
4.9    Authorization of Shares. The Securities to be purchased by the Investors from the Company have been duly authorized for issuance and sale to the Investors pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company; and the Securities, when issued, shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.
4.10    Absence of Violations, Defaults and Conflicts. Neither the Company nor any Subsidiary is (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which either of them may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or its Subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated herein (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in Section 4.5 herein) and therein, and compliance by the Company with its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or its Subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its Subsidiaries.
4.11    Absence of Labor Dispute. No labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.
4.12    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity (including, without limitation, any action, suit proceeding, inquiry or investigation before or brought by the U.S. Food and Drug Administration (the “FDA”)) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect (A) the possession by any of them of any Governmental Licenses (as defined herein) currently held by any of them, (B) the accreditation of any of their respective laboratories with the College of American Pathologists (“CAP”), (C) any of their qualification to perform services for and receive reimbursement from, Medicaid or Medicare, (D) any of their ability to conduct their clinical testing business in any state or (E) their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any such Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the SEC Filings, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.
4.13    Absence of Further Requirements. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder or under the Registration Rights Agreement, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement, except such as have been already obtained or as may be required under the 1933 Act, the rules of the NASDAQ Stock Market LLC, state securities laws or the rules of FINRA.
4.14    Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations required (i) under the Medicare and Medicaid programs, (ii) under the Clinical Laboratories Improvement Act of 1967, as amended and (iii) as otherwise necessary to conduct the business now operated by them respectively, issued by United States Centers for Medicare and Medicaid Services (“CMS”), the FDA and each other appropriate federal, state, local or foreign regulatory agencies or bodies including, but not limited to, any foreign regulatory authorities performing functions similar to their respective functions (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not reasonably be expected to result in a Material Adverse Effect. There are no pending, nor, to the knowledge of the Company, threatened, actions, suits, claims or proceedings against the Company or any Subsidiary before any court, governmental agency or body (including, but not limited to, CMS and the FDA) or otherwise that would reasonably be expected to limit, revoke, cancel, suspend or cause not to be renewed any Governmental Licenses, in each case, which would reasonably be expected to result in a Material Adverse Effect.
4.15    Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the SEC Filings or (B) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or its Subsidiaries holds properties described in the SEC Filings, are in full force and effect, and neither the Company nor any such Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
4.16    Title to Intellectual Property.  The Company and its Subsidiaries own or have valid, binding and enforceable licenses or other rights under any and all patents, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and all other similar intellectual property or proprietary rights throughout the world (including all registrations and applications for registration of, and all goodwill associated with, the foregoing), necessary for, or used in, the conduct, or the proposed conduct, of the business of the Company and its Subsidiaries in the manner described in the SEC Filings (collectively, the “Intellectual Property”); the Intellectual Property is valid, enforceable, and subsisting and is owned free and clear of all liens, encumbrances, defects and other restrictions; other than as disclosed in the SEC Filings, (A) the Company and its Subsidiaries are not obligated to pay a material royalty, grant a license to, or provide other material consideration to any third party in connection with the Intellectual Property, (B) the Company and its Subsidiaries have not received any notice of any claim of infringement, misappropriation or other violation with any rights of others with respect to any of the Company’s products, services, processes or Intellectual Property, (C) neither the sale nor use of any of the discoveries, inventions, products, services or processes of the Company or any Subsidiary referred to in the SEC Filings do or will infringe, misappropriate or otherwise violate any rights of any third party, (D) none of the technology employed by the Company has been obtained or is being used by the Company in material violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons, (E) no third party has any ownership right in or to any Intellectual Property that is owned by the Company or any Subsidiary, other than any co-owner of any patent constituting Intellectual Property who is listed on the records of the U.S. Patent and Trademark Office (the “USPTO”) and any co-owner of any patent application constituting Intellectual Property who is named in such patent application, and, to the knowledge of the Company, no third party has any ownership right in or to any Intellectual Property in any field of use that is exclusively licensed to the Company or a Subsidiary, other than any licensor to the Company of such Intellectual Property, (F) to the knowledge of the Company, there is no infringement by third parties of any Intellectual Property, (G) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others (x) challenging the Company’s or any Subsidiary’s rights in or to any Intellectual Property, (y) challenging the ownership, validity, enforceability or scope of any Intellectual Property, or (z) alleging that the Company or any Subsidiary has infringed, misappropriated or otherwise violated any rights of any third party, and in the case of each of (x), (y) and (z), the Company is not aware of any facts that would form a reasonable basis for any such action, suit, proceeding or claim, (H) the Company and its Subsidiaries have at all times taken all reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company is contingent upon maintaining the confidentiality thereof, and (I) all founders, current and former employees, contractors, consultants and other parties involved in the development of the Intellectual Property have signed valid and enforceable confidentiality and invention assignment agreements with the Company or a Subsidiary pursuant to which the Company or a Subsidiary has obtained ownership and is the exclusive owner of such Intellectual Property.  The Company and its Subsidiaries are in compliance with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or a Subsidiary, and all such agreements are in full force and effect.
4.17    Patents and Patent Applications.  All patents and patent applications owned by or, to the knowledge of the Company, licensed to the Company and its Subsidiaries, or under which the Company or any Subsidiary otherwise has rights, have been duly and properly filed and maintained; the parties prosecuting the patent applications owned by or, to the knowledge of the Company, licensed to the Company or any of its Subsidiaries, have complied with their duty of candor and disclosure to the USPTO in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or would reasonably be expected to form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications.  All patents and patent applications owned by the Company and its Subsidiaries and filed with the USPTO or any foreign or international patent authority (the “Company Patent Rights”) and, to the Company’s Knowledge, all patents and patent applications in-licensed by the Company and its Subsidiaries and filed with the USPTO or any foreign or international patent authority (the “In-licensed Patent Rights”) have been duly and properly filed; the Company and its Subsidiaries have complied with their duty of candor and disclosure to the USPTO for the Company Patent Rights and, to the Company’s Knowledge, the licensors of the In-licensed Patent Rights have complied with their duty of candor and disclosure to the USPTO for the In-licensed Patent Rights.
4.18    FDA Compliance. The Company: (A) is and at all times has been in material compliance with all statutes, rules or regulations of the FDA and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company (“Applicable Laws”); (B) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any Governmental Authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any Governmental Authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that the FDA or any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any Governmental Authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).
4.19    Licensing and Accreditation of Laboratories. All of the regional laboratories of the Company and its subsidiaries are eligible for accreditation by CAP and are so accredited, and all of the laboratories of the Company and the Subsidiaries are in compliance, in all material respects, with the standards required by CLIA. Except as disclosed in the SEC Filings or as has not resulted, or would not reasonably be expected to result in, a Material Adverse Effect, since January 1, 2015, the Company and its subsidiaries have not had any clinical laboratory test that it performs (“Test”) or laboratory site (whether Company-owned, or Company subsidiary-owned subject to a governmental authority (including the FDA)) shutdown, and to the Company’s Knowledge, neither the FDA nor any other governmental authority is considering such action.
4.20    Safety Notices. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) there have been no recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company’s Tests (collectively, “Safety Notices”) since January 1, 2015, (ii) such Safety Notices, if any, were resolved or closed, and (iii) to the Company’s Knowledge, there are no material complaints with respect to the Company’s Tests that are currently unresolved; to the Company’s Knowledge, there are no facts that would reasonably be expected to result in (x) a material Safety Notice with respect to the Company’s Test candidates, (y) a material change in labeling of any the Company’s Tests, or (z) a termination or suspension of marketing or performing of any of the Company Tests;
4.21    Compliance with Health Care Laws. The Company has operated and currently is in compliance with all applicable health care laws, rules and regulations (except where such failure to operate or non-compliance would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), including, without limitation, (i) the Federal Food, Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.); (ii) all applicable federal, state, local and all applicable foreign healthcare related fraud and abuse laws, including, without limitation, the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to healthcare fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, the healthcare fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), Section 1877 of the Social Security Act (42 U.S.C. 1395nn), and the civil monetary penalties law (42 U.S.C. § 1320a-7a); (iii) HIPAA, as amended by the Health Information Technology for Economic Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the regulations promulgated pursuant to such laws; and (v) any other similar local, state, federal, or foreign laws (collectively, the “Health Care Laws”). Neither the Company, nor to the Company’s Knowledge, any of its officers, directors, employees or agents have engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other state or federal healthcare program. The Company has not received written notice or other correspondence of any claim, action, suit, audit, survey, proceeding, hearing, enforcement, investigation, arbitration or other action (“Action”) from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Health Care Laws, and, to the Company’s Knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened. The Company is not a party to and does not have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental or regulatory authority. Additionally, neither the Company, nor to the Company’s Knowledge, any of its employees, officers or directors, has been excluded, suspended or debarred from participation in any U.S. state or federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.
4.22    Environmental Laws. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or toxic mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws for the ownership or operation of their businesses or the occupancy or use of their real property facilities and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws.
4.23    Accounting Controls and Disclosure Controls. The Company and each of its Subsidiaries maintains effective internal control over financial reporting (as defined under Rule 13-a15 and 15d-15 under the 1934 Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the SEC Filings fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting. The Company and each of its Subsidiaries maintains an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
4.24    Payment of Taxes. The Company and each of its Subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not reasonably be expected to result in a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been recorded in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (and none of the Company and its Subsidiaries has any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

4.25    Insurance. The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or its Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect. Neither of the Company nor its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.
4.26    Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in Section 4.5 will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.
4.27    Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.
4.28    Foreign Corrupt Practices Act. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or its Subsidiaries is aware of or has taken any action, directly or indirectly, that would reasonably be expected to result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its Subsidiaries have and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with such laws and with the representations and warranties contained herein.
4.29    Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
4.30    OFAC. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or its Subsidiaries, is an individual or entity (“Person”), or is owned or controlled by one or more Persons, that is the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria); and the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions; and the Company will not, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partners or other Person: (i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (ii) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise).
4.31    Brokers and Finders. Except for commissions and fees payable by the Company to the Placement Agent pursuant to an engagement letter among the Company and Placement Agent, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or other like payment in connection with the offering of the Securities contemplated hereby. The Company is solely responsible for the payment of any fees, costs, expenses or commissions of the Placement Agent in connection with the sale of the Securities.
4.32    Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the information technology and computer systems, networks, hardware, software, data, equipment or technology owned, held or used by or for the Company (including the data of its customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Company) (collectively, the “IT Systems and Data”) and (y) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to the IT Systems and Data; (ii) the Company has complied, and is presently in compliance, with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to (x) the collection, use, transfer, storage, protection, disposal and/or disclosure of personally identifiable information collected from or provided by third parties, (y) the privacy and security of the IT Systems and Data and (z) the protection of the IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and (iii) the Company has taken commercially reasonable steps to protect the IT Systems and Data, including by implementing backup, security and disaster recovery plans, procedures and technology consistent with industry standards and practices.
4.33    SEC Filings. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) of the 1934 Act, for the two-year period preceding the date hereof (collectively, the “SEC Filings”). At the time of filing thereof, the SEC Filings complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder.
4.34    No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.
4.35    No Integrated Offering. Neither the Company nor its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.
4.36    Private Placement. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, the offer and sale of the Closing Securities to the Investors are exempt from the registration requirements of the 1933 Act. The issuance and sale of the Closing Securities do not contravene the rules and regulations of Nasdaq.
4.37    Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or would reasonably be expected to constitute material nonpublic information concerning the Company or its subsidiaries, other than certain information (which will be disclosed by the Company pursuant to Section 9.7) relating to (i) the transactions contemplated hereby, (ii) the Transaction, and (iii) the Company’s financial results for the quarter ended March 31, 2021. The SEC Filings do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that each Investor will rely on the foregoing representations in entering into this Agreement and purchasing the Securities to be sold to it hereunder, and in effecting transactions in securities of the Company.
4.38    No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) under the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.
4.39    No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Investor to purchase Securities on terms more favorable to such Investor than as set forth herein.
4.40    Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the 1933 Act.
4.41    Registration and Listing of Common Stock. The Common Stock is registered as a class pursuant to Section 12(b) of the 1934 Act. The issued and outstanding shares of Common Stock are listed for trading on Nasdaq under the symbol “NEO.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC with respect to any intention by Nasdaq or the SEC to deregister the Common Stock or prohibit or terminate the listing of the Common Stock on Nasdaq. The Company has taken no action that is intended to terminate or is reasonably expected to result in the termination of the registration of the Common Stock under the 1934 Act or the listing of the Common Stock on Nasdaq and is in compliance in all material respects with the listing requirements of Nasdaq.
4.42    Pledging of Shares. The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Securities may be pledged by the Investor in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the 1933 Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the 1933 Act at the time of such pledge, and the Investor effecting a pledge of Securities shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement, upon the prior written request of the Investor, with an acknowledgment that the Securities are not subject to a contractual prohibition on pledging or lock up pursuant to this Agreement, the form of such acknowledgment to be subject to review and comment by the Company in all respects.
4.43    No Anti-Dilution. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Securities, (ii) the shares to be issued pursuant to any other agreement with any Investor or (iii) the shares to be issued pursuant to the Transaction, in each case, that have not been or will not be validly waived on or prior to the Closing Date.
4.44    Reliance on Representations and Warranties. The Company acknowledges and agrees that the Placement Agent is entitled to rely on the accuracy of the Company’s representations and warranties hereunder.
5.    Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that, as of the date hereof and as of the Closing Date:
5.1    Organization and Existence. Such Investor is a duly incorporated or organized and validly existing corporation, limited partnership, limited liability company or other legal entity, has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement, and is in good standing under the laws of the jurisdiction of its incorporation or organization.

5.2    Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party, have been duly authorized by all necessary action on the part of such Investor. Each Transaction Document to which such Investor is a party has been duly executed by such Investor and, when delivered, will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors’ rights generally, and by general principles of equity.
5.3    Purchase Entirely for Own Account. The Securities to be purchased by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Such Securities are being purchased by such Investor in the ordinary course of its business. Nothing contained herein shall be deemed a representation or warranty or covenant by such Investor that will hold the Securities purchased by it hereunder for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.
5.4    Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities to be purchased by it hereunder and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.
5.5    Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence. Such Investor acknowledges that copies of the SEC Filings are available on the EDGAR system. Based on the information such Investor has deemed appropriate, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to (i) the execution, delivery and performance of the Transaction Documents, (ii) the Securities and (iii) the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
5.6    Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.
5.7    Legends. It is understood that, except as provided below, certificates or book-entry positions evidencing the Securities may bear the following or any similar legend:
(a)    “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state but have been issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, or (iv) the securities are transferred without consideration to an affiliate of such holder or a custodial nominee (which for the avoidance of doubt shall require neither consent nor the delivery of an opinion).”

(b)    If required by the authorities of any state in connection with the issuance or sale of the Securities, the legend required by such state authority.
5.8    Accredited Investor. Such Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D. Such Investor has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit C (the “Investor Questionnaire”), which such Investor represents and warrants is true, correct and complete as of the date hereof. Such investor is a sophisticated institutional investor with sufficient knowledge and experience in investing in private equity transactions to properly evaluate the risks and merits of its purchase of such Securities hereunder. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase price of the Securities and participation in the transactions contemplated by the Transaction Documents are a fit, proper and suitable investments for such Investor, notwithstanding the substantial risk inherent in investing in or holding the Securities.
5.9    No General Solicitation. Such Investor did not learn of the Company’s offering of the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.
5.10    Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.
5.11    Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement and other than to such Investor’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law, such Investor has maintained the confidentiality of all disclosures made to it in connection with this Agreement and the transactions contemplated hereby (including the existence of this Agreement and the terms of the transactions contemplated hereby). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares of Common Stock to borrow in order to effect Short Sales or similar transactions after the date hereof.
5.12    No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.
5.13    No Intent to Effect a Change of Control. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.
5.14    Residency. Such Investor’s registered office and place of business is located at the address immediately below such Investor’s name on its signature page hereto.

5.15    No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.
5.16    Placement Agent.
(a)    Such Investor hereby acknowledges and agrees that (i) no disclosure or offering document has been prepared by the Placement Agent or any of its respective Affiliates in connection with the offer and sale of the Securities and (i) the Placement Agent and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Securities or the accuracy, completeness or adequacy of any information supplied to such Investor by the Company.
(b)    Such Investor acknowledges and agrees that the Placement Agent has not acted as such Investor’s financial advisor or fiduciary and such Investor is not relying on the Placement Agent for any accounting, legal or tax advice in connection with making an investment decision in the Securities. Such Investor hereby further acknowledges and agrees that (i) the Placement Agent is acting solely as a placement agent in connection with the transactions contemplated hereby and is not acting as an underwriter, initial purchaser, dealer or in any other such capacity for the Investor, the Company or any other person or entity in connection with the transactions contemplated hereby, (ii) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the transactions contemplated hereby, and (iii) the Placement Agent will have no responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the financial condition, business, or any other matter concerning the Company or the transactions contemplated hereby. To the extent permitted by applicable law, such Investor agrees that it shall not seek redress from the Placement Agent for all or part of any such loss or losses the Investor may suffer. Such Investor is able to sustain a complete loss on its investment in the Securities.
5.17    Reliance on Representations and Warranties. Each Investor acknowledges and agrees that the Placement Agent is entitled to rely on the accuracy of the representations and warranties made by such Investor in this Section 5.
6.    Conditions to Closing.
6.1    Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Closing Securities at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):
(a)    The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)    The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Closing Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.
(c)    The Company shall have executed and delivered the Registration Rights Agreement.
(d)    No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.
(e)    The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), (e), (i) and (j) of this Section 6.1.
(f)    The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by the Transaction Documents, the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and any related documents on behalf of the Company.
(g)    The Investors shall have received an opinion from (i) Ropes & Gray LLP, counsel for the Company, and (ii) Snell & Wilmer LLP, Nevada counsel for the Company, each dated as of the Closing Date, in form and substance reasonably acceptable to the Investors, on which opinions the Placement Agent may rely or, if the Placement Agent so requests, of which opinions the Placement Agent may be specifically named as an addressee.
(h)    There shall have been no Material Adverse Effect since the date hereof.
(i)    No stop order or suspension of trading of the Common Stock, no suspension or removal from listing of the Common Stock, and no de-registration of the Common Stock under Section 12 of the 1934 Act, shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body, and, to the Company’s knowledge, no initiation or threatening of proceedings for any such purpose shall have been initiated or threatened.
6.2    Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Closing Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a)    The representations and warranties made by each Investor in Section 5 hereof shall be true and correct in all material respects as of the date hereof, and shall be true and correct as of the Closing Date with the same force and effect as if they had been made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Each Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.
(b)    Each Investor shall have executed and delivered the Registration Rights Agreement and an Investor Questionnaire.
(c)    Each Investor purchasing Closing Securities at the Closing shall have paid in full its purchase price to the Company.
6.3    Additional Closing Conditions. The obligation of the parties hereto to consummate the purchase and sale of the Closing Securities at the Closing is subject to the following additional conditions: (a) all conditions precedent to the closing of the Transaction under the Transaction Agreement shall have been satisfied (as determined by the parties to the Transaction Agreement and other than those conditions under the Transaction Agreement which, by their nature, are to be satisfied at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Closing Securities pursuant to this Agreement) or waived and (b) the closing of the Transaction shall occur substantially concurrently with the Closing.
6.4    Termination of Obligations to Effect Closing; Effects.
(a)    The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:
(i)    On such date and time as the Transaction Agreement is terminated in accordance with its terms;
(ii)    Upon the mutual written consent of the Company and Investors that agreed to purchase a majority of the Securities to be issued and sold pursuant to this Agreement;
(iii)    By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to July 30, 2021;
(iv)    By any Investor (with respect to itself only) if an Exchange Transaction becomes effective prior to the Closing; or
(v)    Upon the mutual written consent of the Company and any Investor (with respect to itself only).
provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.
(b)    In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to Section 6.4(a)(iii), written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.4 shall be deemed to release any party from any liability for any breach by such party of any of the terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under the Transaction Documents.
7.    Covenants and Agreements of the Parties
7.1    Nasdaq Listing. The Company will use reasonable best efforts continue the listing and trading of its Common Stock on Nasdaq and, in accordance therewith, will use reasonable best efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of Nasdaq.
7.2    Removal of Legends.
(a)    In connection with any sale, assignment, transfer or other disposition of the Securities by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by such Investor, the Company shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) Trading Days of any such request therefor from such Investor, provided that the Company has timely received from such Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith.
(b)    Subject to receipt from an Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Securities issued to such Investor hereunder (i) have been registered under the

1933 Act pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall, in accordance with the provisions of this Section 7.2(b) and within two (2) Trading Days of any request therefor from such Investor accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended book entry for such Securities, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. Any Securities subject to legend removal under this Section 7.2 may be transmitted by the Transfer Agent to such Investor by crediting the account of such Investor’s prime broker with the DTC System as directed by such Investor. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.
7.3    Transfer Restrictions. Each Investor agrees that it will sell, transfer or otherwise dispose of the Securities only in compliance with all applicable state and federal securities laws and that any Securities sold by such Investor pursuant to an effective registration statement will be sold in compliance with the plan of distribution set forth therein.
7.4    Subsequent Equity Sales by the Company. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investors, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction. The Company shall not take any action or steps that would adversely affect reliance by the Company on Section 4(a)(2) and Regulation D for the exemption from registration for the transactions contemplated hereby or require registration of the Securities under the 1933 Act.
7.5    Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated hereby.
7.6    Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that it will not, nor will it cause any Affiliates acting on its behalf or pursuant to any understanding with it to, execute any Short Sales during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated with respect to such Investor. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Each Investor covenants that until such time as this Agreement and the transactions contemplated hereby are publicly disclosed by the Company, such Investor will maintain the confidentiality of all disclosures made to it in connection with this Agreement and the transactions contemplated hereby (including the existence of this Agreement and the terms of the transactions contemplated hereby), other than to such Investor’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law. Each Investor understands and acknowledges that the SEC currently takes the position that coverage of Short Sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the 1933 Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

7.7    Filings. The Company shall timely make all filings with the SEC and its Trading Market as required by the transactions contemplated hereby.
7.8    Reporting Status. Until the earlier of the date on which the Investors shall have sold all the Securities the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act would otherwise permit such termination.
8.    Survival and Indemnification.
8.1    Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement for the applicable statute of limitations.
8.2    Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates, and their respective directors, officers, trustees, members, partners, managers, employees, investment advisers and agents, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of any representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such Losses as they are incurred; provided, that the Company’s indemnification obligations set forth in this paragraph shall not apply in respect of any Loss to the extent, and only to the extent, that such Loss is finally judicially determined to have resulted from fraud or willful misconduct on the part of the Person seeking such indemnification. The foregoing indemnification obligations of the Company shall be in addition to such indemnification obligations of the Company as are set forth in the Registration Rights Agreement.
8.3    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.
9.    Miscellaneous.
9.1    Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or each of the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate, any fund or account managed by the same investment manager or investment advisor as the Investor or by an Affiliate of such investment manager or investor advisor, or to a third party acquiring some or all of its Securities in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as the Investor or by an affiliate of such investment manager or investment advisor, unless consented to in writing by the Company (such consent not to be unreasonably conditioned, delayed or withheld). The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person (an “Exchange Transaction”), from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Securities” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
9.2    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
9.3    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
9.4    Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by e-mail, then such notice shall be deemed given upon receipt of confirmation of receipt of an e-mail transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:
If to the Company:
NeoGenomics, Inc.
12701 Commonwealth Drive, Suite 9
Fort Myers, Florida 33913
Attention: Mark Mallon and Denise Pedulla
Email: Mark.Mallon@neogenomics.com and Denise.Pedulla@neogenomics.com

With a copy (which shall not constitute notice) to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention: Michael D. Beauvais
Email: michael.beauvais@ropesgray.com

If to the Investors:
Only to the addresses set forth on the signature pages hereto.

9.5    Expenses. The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel.
9.6    Amendments. This Agreement may be amended only by a writing signed by (a) the Company and (b) the Required Investors; provided that if any amendment, disproportionately and adversely impacts an Investor (or group of Investors) in any material respect, the consent of such disproportionately impacted Investor (or group of Investors) shall also be required; further provided that any amendment of Section 6.4(a)(iii) shall require a writing signed by the Company and an Investor against whom enforcement of such amendment is sought.
9.7    Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by any Investor without the prior consent of the Company, except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case such Investor shall allow the Company reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, each Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies without prior notice to or consent from the Company (including, for the avoidance of doubt, filings pursuant to Sections 13 and 16 of the 1934 Act). The Company shall not include the name of any Investor or any Affiliate or investment adviser of such Investor in any press release or public announcement (which, for the avoidance of doubt, shall not include any SEC Filing to the extent such disclosure is required by SEC rules and regulations) without the prior written consent of such Investor. No later than 8:30 a.m. (New York City time) on the Business Day immediately following the date this Agreement is executed, the Company shall issue a press release or a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement, certain information relating to the Transaction and certain information relating to the Company’s financial results for the quarter ended March 31, 2021. In addition, the Company will make such other filings and notices in the manner and time required by the SEC or Nasdaq. From and after the issuance of the Company’s press release or Form 8-K disclosing the transactions contemplated by this Agreement and certain information relating to the Transaction and the Company’s earnings release for the first fiscal quarter of 2021, no Investor shall be in possession of any material non-public information received from the Company, its Subsidiaries or any of their respective officers, directors, employees or agents, or from any other Person acting on behalf of the Company, in connection with the transactions contemplated by this Agreement.
9.8    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
9.9    Entire Agreement. This Agreement, including the signature pages, Exhibits, the other Transaction Documents and any confidentiality agreement between the Company and each Investor constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.10    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
9.11    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Southern District of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.
9.12    Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Closing Securities pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

NEOGENOMICS, INC.

By:    /s/ Kathryn B. McKenzie
    Name: Kathryn B. McKenzie
    Title: Chief Financial Officer
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Avidity Capital Fund II LP

By:    /s/ Michael Gregory
    Name: Michael Gregory
    Title: Director

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Avidity Capital HL Sub Fund III LLC

By:    /s/ Michael Gregory
    Name: Michael Gregory
    Title: Director

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Avidity Master Fund LP

By:    /s/ Michael Gregory
    Name: Michael Gregory
    Title: Director

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Blue Water Life Science Master Fund, Ltd.

By:    /s/ Nate Cornell
    Name: Nate Cornell
    Title: CIO & Founder
         Blue Water Life Science Advisors, LLC

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Casdin Partners Master Fund, L.P.

By:    /s/ Kevin E O’Brien
    Name: Kevin E O’Brien
    Title: General Counsel

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Driehaus Life Sciences Master Fund, L.P.

By:    /s/ Janet McWilliams
    Name: Janet McWilliams
                             Title: General Counsel of Driehaus Capital
Management LLC, its investment adviser

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital (AM) Investors, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital Institutional Partners, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital Institutional Partners II, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital Institutional Partners III, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital F5 Master I, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital Offshore Investors II, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Farallon Capital Partners, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP., as attorney-in-fact for
Federated Hermes Kaufmann Fund,
a portfolio of Federated Hermes Equity Funds

By:    /s/ Stephen Van Meter
    Name: Stephen Van Meter
Title: Vice President and Chief Compliance Officer

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP., as attorney-in-fact for
Federated Hermes Kaufmann Fund II,
a portfolio of Federated Hermes Equity Funds

By:    /s/ Stephen Van Meter
    Name: Stephen Van Meter
Title: Vice President and Chief Compliance Officer

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

First Light Focus Fund, LP

By:    /s/ Mathew P. Arens
    Name: Mathew P. Arens
    Title: Managing Member of the GP

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

First Light Prism Fund, LP

By:    /s/ Mathew P. Arens
    Name: Mathew P. Arens
    Title: Managing Member of the GP

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Four Crossings Institutional Partners V, L.P.

By:    /s/ Philip Dreyfuss
    Name: Philip Dreyfuss
                             Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

GCM Grosvenor Equity Opportunities Fund, LP

By:    /s/ Mathew P. Arens
    Name: Mathew P. Arens
    Title: Managing Member of Sub-Advisor

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20

By:    /s/ Efrem Kamen
    Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments LLC in its capacity as investment manager

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Janus Henderson Biotech Innovation Master Fund Limited

By: Janus Capital Management LLC, its investment advisor

By:    /s/ Andrew Acker
    Name: Andrew Acker
    Title: Authorized Signatory

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Pura Vida Master Fund, Ltd.

By:    /s/ Efrem Kamen
    Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments LLC in its capacity as investment manager

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

RTW Innovation Master Fund, Ltd.

By:    /s/ Roderick Wong
    Name: Roderick Wong, M.D.
    Title: Director

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

RTW Master Fund, Ltd.

By:    /s/ Roderick Wong
    Name: Roderick Wong, M.D.
    Title: Director

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

RTW Venture Fund Limited
By: RTW Investments, LP, its Investment Manager

By:    /s/ Roderick Wong
    Name: Roderick Wong, M.D.
    Title: Managing Partner

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Sea Hawk Multi-Strategy Master Fund, Ltd.

By:    /s/ Efrem Kamen
    Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments LLC in its capacity as Sub-Advisor

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Soleus Capital Master Fund, L.P.

By: Soleus Capital, LLC, as General Partner

By:    /s/ Steven Musumeci
    Name: Steven Musumeci
    Title: COO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

VICTORY CAPITAL MANAGEMENT INC.,
as investment manager on behalf of AST Small-
Cap Growth Opportunities Portfolio, a series of
Advanced Series Trust

By:    /s/ Michael D. Policarp
    Name: Michael D. Policarpo
    Title: President, CFO and CAO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

VICTORY CAPITAL MANAGEMENT INC.,
as investment manager on behalf of Victory
RS Small Cap Growth Fund, a series of
Victory Portfolios

By:    /s/ Michael D. Policarp
    Name: Michael D. Policarpo
    Title: President, CFO and CAO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

VICTORY CAPITAL MANAGEMENT INC.,
as investment manager on behalf of Victory
RS Small Cap Equity Fund, a series of
Victory Portfolios

By:    /s/ Michael D. Policarp
    Name: Michael D. Policarpo
    Title: President, CFO and CAO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

VICTORY CAPITAL MANAGEMENT INC.,
as investment manager on behalf of Victory
RS Small Cap Growth Equity VIP Series, a
series of Victory Variable Insurance Trust

By:    /s/ Michael D. Policarp
    Name: Michael D. Policarpo
    Title: President, CFO and CAO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

VICTORY CAPITAL MANAGEMENT INC.,
as investment manager on behalf of Victory RS
Small Cap Growth Collective Fund, a series of
Victory Capital International Collective Investment Trust

By:    /s/ Michael D. Policarp
    Name: Michael D. Policarpo
    Title: President, CFO and CAO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

VICTORY CAPITAL MANAGEMENT INC.,
as investment manager on behalf of JNL Multi-
Manager Small Cap Growth Fund, a series of
JNL Series Trust

By:    /s/ Michael D. Policarp
    Name: Michael D. Policarpo
    Title: President, CFO and CAO

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Walleye Manager Opportunities LLC

By:    /s/ Efrem Kamen
    Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments LLC in its capacity as Sub-Advisor

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Walleye Opportunities Master Fund Ltd

By:    /s/ Efrem Kamen
    Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments LLC in its capacity as Sub-Advisor

Address:

Email:
[Signature Page to Securities Purchase Agreement]

INVESTOR:

Woodline Master Fund LP

By:    /s/ Matthew Hooker
    Name: Matthew Hooker
Title: Managing Member of Woodline Fund GP LLC, its General Partner

Address:

Email:
[Signature Page to Securities Purchase Agreement]

EXHIBIT A
Schedule of Investors

Investor Name	Number of Shares	Aggregate Purchase Price of Shares
Avidity Master Fund LP	869,756	$39,139,020.00
Avidity Capital Fund II LP	134,200	$6,039,000.00
Avidity Capital HL Sub Fund III LLC	151,600	$6,822,000.00
Federated Global Investment Management Corp., as attorney-in-fact for Federated Hermes Kaufmann Fund	605,460	$27,245,700.00
Federated Global Investment Management Corp., as attorney-in-fact for Federated Hermes Kaufmann Fund II	16,762	$754,290.00
Casdin Partners Master Fund, L.P.	488,889	$22,000,005.00
First Light Focus Fund, LP	326,100	$14,674,500.00
First Light Prism Fund, LP	47,100	$2,119,500.00
GCM Grosvenor Equity Opportunities Fund, LP	26,800	$1,206,000.00
RTW Master Fund, Ltd.	200,723	$9,032,535.00
RTW Innovation Master Fund, Ltd.	88,541	$3,984,345.00
RTW Venture Fund Limited	21,847	$983,115.00
Farallon Capital Partners, L.P.	26,500	$1,192,500.00
Farallon Capital Institutional Partners, L.P.	43,800	$1,971,000.00
Farallon Capital Institutional Partners II, L.P.	33,900	$1,525,500.00
Farallon Capital Institutional Partners III, L.P.	14,600	$657,000.00
Four Crossings Institutional Partners V, L.P.	19,300	$868,500.00
Farallon Capital Offshore Investors II, L.P.	122,211	$5,499,495.00
Farallon Capital F5 Master I, L.P.	41,000	$1,845,000.00
Farallon Capital (AM) Investors, L.P.	9,800	$441,000.00
Victory Capital Management Inc., as investment manager on behalf of AST Small-Cap Growth Opportunities Portfolio, a series of Advanced Series Trust	15,045	$677,025.00
Victory Capital Management Inc., as investment manager on behalf of Victory RS Small Cap Growth Fund, a series of Victory Portfolios	167,629	$7,543,305.00
Victory Capital Management Inc., as investment manager on behalf of Victory RS Small Cap Equity Fund, a series of Victory Portfolios	4,614	$207,630.00
Victory Capital Management Inc., as investment manager on behalf of Victory RS Small Cap Growth Equity VIP Series, a series of Victory Variable Insurance Trust	7,988	$359,460.00
Victory Capital Management Inc., as investment manager on behalf of Victory RS Small Cap Growth Collective Fund, a series of Victory Capital International Collective Investment Trust	42,552	$1,914,840.00
Victory Capital Management Inc., as investment manager on behalf of JNL Multi-Manager Small Cap Growth Fund, a series of JNL Series Trust	28,839	$1,297,755.00
Soleus Capital Master Fund, L.P.	255,556	$11,500,020.00
Blue Water Life Science Master Fund, Ltd.	222,222	$9,999,990.00
Pura Vida Master Fund, Ltd.	95,590	$4,301,550.00
Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20	51,121	$2,300,445.00
Walleye Opportunities Master Fund Ltd	14,043	$631,935.00
Walleye Manager Opportunities LLC	10,541	$474,345.00
Sea Hawk Multi-Strategy Master Fund Ltd	6,483	$291,735.00
Janus Henderson Biotech Innovation Master Fund Limited	111,111	$4,999,995.00
Woodline Master Fund LP	88,889	$4,000,005.00
Driehaus Life Sciences Master Fund, L.P.	33,333	$1,499,985.00
Total	4,444,445	$200,000,25.00

EXHIBIT B
Registration Rights Agreement

Attached.

EXHIBIT C
Investor Questionnaire

Attached.

SCHEDULE A
Subsidiaries

NeoGenomics Laboratories, Inc., a Florida corporation
NeoGenomics Bioinformatics, Inc., a Florida corporation
NeoGenomics Foundation, Inc., a Florida Corporation
Genesis Acquisition Holdings Corp., a Delaware corporation
Genoptix, Inc., a Delaware corporation
Minuet Diagnostics, Inc., a Delaware corporation
Cynogen, Inc., a Delaware corporation
Clarient, Inc., a Delaware corporation
Clarient Diagnostic Services, Inc., a Delaware corporation
NeoGenomics Europe, SA, a Swiss société anonyme
NeoGenomics Singapore, Pte. Ltd., a Singapore private limited company
Suzhou NeoGenomics Pharmaceutical Research Co., Limited, a Suzhou, China corporation